Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Envirokare Tech, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, I, George E. Kazantzis, President (President and Principal Financial Officer) and Louis F. Savelli (Chief Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

That the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 29th day of March 2007.

                                                                                                         /s/ George E. Kazantzis
                                                                                                         Name: George E. Kazantzis
                                                                                                         Title: President (Principal Financial Officer)

                                                                                                        /s/ Louis F. Savelli
                                                                                                         Name: Louis F. Savelli
                                                                                                         Title: Chief Executive Officer (Chief Executive Officer)